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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 6, 2000


                               VENTRO CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                                  0-26811                                  77-0465496
-------------------------------              ------------------------            ---------------------------------
(State or Other Jurisdiction of              (Commission File Number)            (IRS Employer Identification No.)
 Incorporation or Organization)
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         1500 PLYMOUTH STREET
           MOUNTAIN VIEW, CA                                            94043
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(Address of Principal Executive Offices)                             (Zip Code)


                                 (650) 567-8900
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                   (Registrant telephone number, including area code)


                                          N/A
             -------------------------------------------------------------
             (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. Other Event.

         On December 6, 2000, the Registrant announced details of its corporate restructuring and held a conference call with analysts in which the Registrant's
Chief Executive Officer described such restructuring.

         Copies of the press release relating to the announcement and the script of the analyst's call are attached hereto as Exhibits 99.1 and 99.2 respectively and are incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits.

(c)  Exhibits

(99.1)    Press Release dated December 6, 2000.

(99.2)    Script for Analyst Conference Call held on December 6, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2000


                                        VENTRO CORPORATION

                                        By:  /s/ Jim Stewart
                                           ----------------------------
                                           Name:  Jim Stewart
                                           Title:  Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
  No.         Description
-------       -----------

 99.1         Press Release dated December 6, 2000

 99.2         Script of Analyst Conference Call held on December 6, 2000